EXHIBIT 10.16

THE BANK OF NEW YORK

                                     FORM OF
                                GENERAL GUARANTEE
                                    (SECURED)


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(Banking Office)


      FOR VALUE RECEIVED, and in consideration of loans made or to be made or credit otherwise extended or to be extended by THE BANK OF NEW YORK (the "Bank") to or for the account of _____________________ (the "Borrower") of _____________________________ from time to time and at any time and for other good and valuable consideration and to induce the Bank, in its discretion, to make or commit to make such loans or extensions of credit and to make or grant such renewals, extensions, releases of collateral or relinquishments of legal rights as the Bank may deem advisable, the undersigned (jointly and severally, if more than one guarantor, whether executing the same instrument or separate instruments) absolutely and unconditionally guarantees to the Bank the prompt payment when due, whether by acceleration or otherwise, of all present or future obligations and liabilities of any and all kinds of the Borrower to the Bank and of all instruments of any nature evidencing or relating to any such obligations and liabilities upon which the Borrower or one or more parties and the Borrower is or may become liable to the Bank, whether incurred by the Borrower as maker, indorser, drawer, acceptor, guarantor, accommodation party, counterparty, purchaser, seller or otherwise, and whether due or to become due, secured or unsecured, absolute or contingent, joint and/or several, and howsoever or whensoever acquired by the Bank (all of which are referred to as the "Obligations"), and irrespective of the genuineness, validity, regularity, discharge, release or enforceability of such Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral or of the obligations of the undersigned under this guarantee. The Obligations shall include interest accruing thereon before or after the commencement of any insolvency, bankruptcy or reorganization proceeding in respect of the Borrower or any other guarantor of the Obligations whether or not such interest is an allowable claim in any such proceeding and irrespective of the discharge or release of the Borrower or any other guarantor in such proceeding.

      The undersigned assents that the Bank may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of the undersigned, extend the time of payment of, exchange, release, substitute or surrender any collateral for, renew or extend any of, or change the amount of, the Obligations or increase the interest rate thereon, and may also make any agreement with the Borrower or with any other party to or person liable on any of the Obligations or any guarantor of or hypothecator of collateral or other surety for such Obligations or interested therein, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof or of any agreement between the Bank and the Borrower or any such other party or person, without in any way impairing or affecting this guarantee.

      The undersigned agrees that this guarantee shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any collateral for the Obligations, or by any failure to exercise, delay in the exercising or waiver of, or forbearance with respect to, any right or remedy available to the Bank with respect to the Obligations.

      The undersigned acknowledges that it has derived or expects to derive a financial or other benefit from each and every Obligation incurred by the Borrower to the Bank.

      The undersigned waives notice of the acceptance of this guarantee and of the making of any such loans or extensions of credit or the incurrence of any Obligation, presentment to or demand of payment from anyone whomsoever liable upon any of the Obligations, protest, notice of presentment, nonpayment or protest and notice of any sale or other disposition of collateral security or any default of any sort.

      All liabilities of the undersigned to the Bank under this guarantee are secured pursuant to the terms of any security agreement executed by the undersigned in favor of the Bank dated of even date herewith as such agreement may be amended or modified from time to time and any other security agreement that the undersigned shall have executed or shall at any time execute in favor of the Bank, and the Bank is entitled to all of the benefits thereof.

      The undersigned agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to the enforcement or protection of the rights of the Bank hereunder or with respect to any of the Obligations, including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced.

      This is a continuing guarantee and shall apply to all Obligations notwithstanding that at any particular time any or all of the Obligations shall have been paid in full. This guarantee shall remain in full force and effect and be binding upon the undersigned, and the undersigned's successors and assigns, until written notice of its revocation shall actually be received by the Bank. No such revocation shall release the undersigned or affect in any manner the rights, remedies, powers, security interests and liens of the Bank under this guarantee with respect to any of the Obligations which shall have been created, contracted, assumed or incurred prior to actual receipt by the Bank of such written notice of revocation and any renewals or extensions thereof or any Obligations which shall have been created, contracted, assumed or incurred after actual receipt of such written notice pursuant to any agreement entered into by the Bank prior to actual receipt of such written notice and any renewals or extensions thereof. Any such revocation by one of the undersigned shall not affect the continuing liabilities hereunder of such of the undersigned as do not give notice of revocation. If any of the present or future Obligations are guaranteed by persons, partnerships, limited liability companies or corporations in addition to the undersigned, the death, release or discharge in whole or in part, or the bankruptcy, liquidation or dissolution of one or more of them, shall not discharge or affect the liabilities of the undersigned under this guarantee.

      This guarantee shall continue to be effective, or shall be reinstated, as the case may be, if at any time payment of all or any part of any payment of any of the Obligations is rescinded or must be restored or returned by the Bank whether under any insolvency, bankruptcy, receivership or reorganization proceeding or otherwise.

      This guarantee may be assigned by the Bank and its benefits shall inure to the successors, indorsees and assigns of the Bank.

      This guarantee is a guarantee of payment and not of collection, and the Bank shall be under no obligation to take any action against the Borrower or any other person liable with respect to any of the Obligations or resort to any collateral security securing any of the Obligations or this guarantee as a condition precedent to the undersigned being obligated to make payment and to perform as agreed herein. The undersigned hereby waives any right to claim or interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among the Bank, the Borrower and/or the undersigned or to seek injunctive relief.

      Promptly upon the Bank's request, the undersigned agrees to furnish such information (including financial statements and tax returns of the undersigned) to the Bank and to permit the Bank to inspect and make copies of its books and records, as the Bank shall reasonably request from time to time.

      The undersigned authorizes the Bank to date this guarantee and to complete any blank space herein according to the terms upon which this guarantee was given.

      Any notice to the Bank shall be effective only upon receipt by the Bank and if directed to the Bank at its banking office set forth above or any other address hereafter specified by written notice from the Bank to the undersigned.

      Until such time as the Bank shall have received payment in full in cash in satisfaction of all of the Obligations, the undersigned waives any right to be subrogated to the rights of the Bank with respect to the Obligations, and the undersigned waives any right to and agrees that it will not institute or take any action against the Borrower seeking contribution, reimbursement or indemnification by the Borrower with respect to any payments made by the undersigned to the Bank hereunder.

      Every provision of this guarantee is intended to be severable; if any term or provision of this guarantee shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality or enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

      Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive of any other right, remedy or power, and may be exercised by the Bank at any time and from time to time.

      This guarantee contains the entire agreement and understanding between the Bank and the undersigned with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof. This guarantee may not be amended, and compliance with its terms may not be waived, orally or by course of dealing, but only by a writing signed by an authorized officer of the Bank.

      Until cash payment in full of the Obligations, the liability of the undersigned under this guarantee shall not be released.

IF THE UNDERSIGNED IS A CORPORATION:

      The undersigned represents and warrants that the undersigned is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; that the execution, delivery and performance of this guarantee are within the undersigned's corporate powers and have been duly authorized by all necessary action of its board of directors and shareholders; and that each person executing this guarantee has the authority to execute and deliver this guarantee on behalf of the undersigned.

IF THE UNDERSIGNED IS A LIMITED LIABILITY COMPANY:

      The undersigned represents and warrants that the undersigned is a limited liability company duly organized, validly existing and in good standing under the laws of the state of its organization; that the execution, delivery and performance of this guarantee are within the undersigned's company powers and have been duly authorized by all necessary action of its members; and that each person executing this guarantee has the authority to execute and deliver this guarantee on behalf of the undersigned.

IF THE UNDERSIGNED IS A PARTNERSHIP:

      The undersigned represents and warrants that the undersigned is a partnership duly formed under the laws of the state of its formation; that the execution, delivery and performance of this guarantee are within the undersigned's partnership powers and have been duly authorized by all necessary action of its partners and do not contravene the provisions of its partnership agreement; and that each person executing this guarantee has the authority to execute and deliver this guarantee on behalf of the undersigned.

      THIS GUARANTEE SHALL BE CONSTRUED AND INTERPRETED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. THE UNDERSIGNED SUBMITS TO THE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN PERSONAM AND AGREES THAT ALL ACTIONS AND PROCEEDINGS RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTEE SHALL BE LITIGATED ONLY IN SAID COURTS OR COURTS LOCATED ELSEWHERE AS THE BANK MAY SELECT AND THAT SUCH COURTS ARE CONVENIENT FORUMS. THE UNDERSIGNED WAIVES PERSONAL SERVICE UPON IT AND CONSENTS TO SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF TO IT BY REGISTERED OR CERTIFIED MAIL.

      THE UNDERSIGNED AND THE BANK WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF OR IN ANY WAY CONNECTED TO THIS GUARANTEE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THE OBLIGATIONS.

      IN WITNESS WHEREOF, this agreement has been executed by the under-signed as of the date first written above.

NAME OF GUARANTOR:                                       In ADDRESS OF GUARANTOR




SIGNATURE OF GUARANTOR
OR AUTHORIZED SIGNER:
If Authorized Signer
Name:
Title:


SIGNATURE OF GUARANTOR
OR AUTHORIZED SIGNER:
If Authorized Signer
Name:
Title:


                  [THE APPROPRIATE ACKNOWLEDGMENT ON FOLLOWING PAGES
                                  MUST BE COMPLETED]

ACKNOWLEDGMENT FOR CORPORATION

State of                       )
                               ) ss.:
County of                      )

On the ____ day of ___________, before me personally came ______________, to me known, who, being by me duly sworn, did depose and say that (s)he resides at
that (s)he is the                   of
the corporation described in and which executed the foregoing instrument; and that (s)he signed (his) (her) name thereto by order of the board of directors of said corporation.


                                                       -------------------------
                                                            NOTARY PUBLIC

State of                       )
                               ) ss.:
County of                      )

On the       day of _____, 199 , before me personally came                  , to
me known, who, being by me duly sworn, did depose and say that (s)he resides at
that (s)he is the                   of
the corporation described in and which executed the foregoing instrument; and that (s)he signed (his) (her) name thereto by order of the board of directors of said corporation.

                                                       -------------------------
                                                            NOTARY PUBLIC

ACKNOWLEDGMENT FOR PARTNERSHIP

State of                       )
                               ) ss.:
County of                      )

On the     day of _____, 199 , before me personally came                    , to
me known, who, being by me duly sworn, did depose and say that (s)he resides at
that (s)he is the                   of
the corporation described in and which executed the foregoing instrument; and that (s)he signed (his) (her) name thereto by order of the board of directors of said corporation.

                                                       -------------------------
                                                            NOTARY PUBLIC


State of                       )
                               ) ss.:
County of                      )

On the     day of _____, 199 , before me personally came                    , to
me known, who, being by me duly sworn, did depose and say that (s)he resides at
that (s)he is the                   of
the corporation described in and which executed the foregoing instrument; and that (s)he signed (his) (her) name thereto by order of the board of directors of said corporation.

                                                       -------------------------
                                                            NOTARY PUBLIC

ACKNOWLEDGMENT FOR INDIVIDUAL

State of                       )
                               ) ss.:
County of                      )

On the     day of _____, 199 , before me personally came                    , to
me known, who, being by me duly sworn, did depose and say that (s)he resides at
that (s)he is the                   of
the corporation described in and which executed the foregoing instrument; and that (s)he signed (his) (her) name thereto by order of the board of directors of said corporation.

                                                       -------------------------
                                                            NOTARY PUBLIC
State of                       )
                               ) ss.:
County of                      )

On the     day of _____, 199 , before me personally came                    , to
me known, who, being by me duly sworn, did depose and say that (s)he resides at
that (s)he is the                   of
the corporation described in and which executed the foregoing instrument; and that (s)he signed (his) (her) name thereto by order of the board of directors of said corporation.

                                                       -------------------------
                                                            NOTARY PUBLIC

ACKNOWLEDGMENT FOR LIMITED LIABILITY COMPANY

State of                       )
                               ) ss.:
County of                      )

On the     day of _____, 199 , before me personally came                    , to
me known, who, being by me duly sworn, did depose and say that (s)he resides at
that (s)he is the                   of
the corporation described in and which executed the foregoing instrument; and that (s)he signed (his) (her) name thereto by order of the board of directors of said corporation.

                                                       -------------------------
                                                            NOTARY PUBLIC

State of                       )
                               ) ss.:
County of                      )

On the     day of _____, 199 , before me personally came                    , to
me known, who, being by me duly sworn, did depose and say that (s)he resides at
that (s)he is the                   of
the corporation described in and which executed the foregoing instrument; and that (s)he signed (his) (her) name thereto by order of the board of directors of said corporation.

                                                       -------------------------
                                                            NOTARY PUBLIC

                             LIMITATION OF LIABILITY
     (THE FOLLOWING PROVISIONS SHALL BE EFFECTIVE ONLY IF EXECUTED BY A DULY
                         AUTHORIZED OFFICER OF THE BANK)

      Notwithstanding the aggregate amount of the Obligations which may become due to the Bank from the Borrower at any time and from time to time, the liability of the guarantor under this guarantee shall be limited to the sum of
(i) $ __________(hereinafter referred to as the "Maximum Amount"), (ii) such portion of the interest, legal expenses, insurance, taxes and other charges and expenses as are provided for in the instruments or other documents (if any) evidencing the Obligations of the Borrower as the Maximum Amount bears to the aggregate principal amount of all Obligations of the Borrower to the Bank at the time the Bank demands payment under this guarantee and (iii) all expenses (including, but not limited to, reasonable attorneys' fees and expenses, whether or not litigation is commenced) in any way relating to the enforcement or protection of the rights of the Bank under this guarantee. It is understood, however, that the Obligations of the Borrower to the Bank may at any time exceed the Maximum Amount without affecting the liabilities of the guarantor under this guarantee.


                                                     ---------------------------
                                                      BANK OFFICER